Exhibit 13.2


                                  QUINENCO S.A.
              SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Luis Fernando Antunez, the Chief Financial Officer of Quinenco S.A. (the "Company"), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Company's annual report on Form 20-F for the year ended December 31, 2004, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 30, 2005

                                                    /s/ Luis Fernando Antunez
                                                    Luis Fernando Antunez
                                                    Chief Financial Officer